EXHIBIT 99.8
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                             MUTUAL GENERAL RELEASE


         KNOW ALL MEN BY THESE PRESENTS, That the undersigned, ON Technology Corporation, a Delaware corporation (the "Company") and Castle Creek Technology Partners LLC ("CC"), for and in consideration of the mutual releases contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Company and CC, do hereby agree as follows:

         The Company has remised, released and forever discharged and, by these Presents, does, for itself and its successors and assigns, irrevocably and unconditionally, remise, release and forever discharge CC and its owners, subsidiaries, members, predecessors, successors, assigns, officers, directors, agents, employees, representatives, attorneys, affiliates and all persons acting by, through or in concert with them (collectively the "CC Released Parties") of and from all manner of actions, cause, and causes of action, suits, debts, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims and demands of any nature whatsoever, in law or in equity, suspected or unsuspected, known or unknown, fixed or contingent, (collectively, "Claims") which it now has against the CC Released Parties relating to or arising out of CC's investments in and purchases and sales of securities issued by the Company and any related transactions, provided that the Company does not remise, release or discharge its rights to have CC continue to perform all of CC's obligations under the Securities Purchase Agreement dated as of December 29, 1999 by and among the Company, CC and certain other "Purchasers" as defined therein (the "Securities Purchase Agreement") and the "Warrants" and the "Registration Rights Agreement" as defined therein (the "Transaction Documents"), and the Company does not remise, release or discharge any Claims or rights with respect to the Exchange Agreement between the Company and CC of even date herewith ("Exchange Agreement"), or under the Stock Purchase Warrant or the Promissory Note issued pursuant to the terms of the Exchange Agreement.

         CC has remised, released and forever discharged and, by these Presents, does, for itself and its successors and assigns, irrevocably and unconditionally, remise, release and forever discharge the Company and its owners, subsidiaries, members, predecessors, successors, assigns, officers, directors, agents, employees, representatives, attorneys, affiliates and all persons acting by, through or in concert with them (collectively the "Company Released Parties") of and from all manner of Claims which it now has against the Company Released Parties relating to or arising out of CC's investments in and purchases and sales of securities issued by the Company and any related transactions, provided that CC does not remise, release or discharge its rights to have the Company continue to perform all of the Company's obligations under the Securities Purchase Agreement and the Transaction Documents, and CC does not remise, release or discharge any Claims or rights with respect to the Exchange Agreement or under the Stock Purchase Warrant or the Promissory Note issued pursuant to the terms of the Exchange Agreement.




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         The undersigned have read and understand that this is a General
Release, have been advised by counsel as to the implications of granting a General Release and intend to be legally bound by the same.




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         IN WITNESS WHEREOF, the undersigned have executed and delivered this
Mutual General Release this __th day of December, 2000.




                                  ON TECHNOLOGY CORPORATION

                                  By:
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                                  Its:
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                                  CASTLE CREEK TECHNOLOGY PARTNERS LLC


                                  By: CASTLE CREEK PARTNERS LLC
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                                  Its: Investment Manager
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                                  By:
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                                      Michael L. Spolan, Managing Director





















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